                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1998-2

         Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-2 Supplement dated as of September 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of March 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A)  Information regarding distribution in respect of the Class A
    Certificates per $1,000 original certificate principal amount


    (1) The total amount of the distribution in respect of Class A
    Certificates, per $1,000 original certificate principal amount                  4.02

    (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
    certificate principal amount                                                    4.02

    (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
    original certificate principal amount                                           0.00

B)  Class A Investor Charge Offs and Reimbursement of Charge Offs

    (1) The amount of Class A Investor Charge Offs                                  0.00

    (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
    above, per $1,000 original certificate principal amount                         0.00

    (3) The total amount reimbursed in respect of Class A Investor Charge Offs      0.00

    (4) The amount set forth in paragraph 3 above, per $1,000 original
    certificate principal amount                                                    0.00

    (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount
    after giving effect to all transactions on such Distribution Date               0.00


C)  Information regarding distributions in respect of the Class B
    Certificates, per $1,000 original certificate principal amount

    (1) The total amount of the distribution in respect of Class B
    Certificates, per $1,000 original certificate principal amount                  4.16

    (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
    original certificate principal amount                                           4.16

    (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
    original certificate principal amount                                           0.00

D)  Amount of reductions in Class B Invested Amount pursuant to clauses
    (c), (d), and (e) of the definition of Class B Invested Amount

    (1) The amount of reductions in Class B Invested Amount pursuant to clauses
    (c), (d), and (e) of the definition of Class B Invested Amount                  0.00

    (2) The amount of reductions in the Class B Invested Amount set
    forth in paragraph 1 above, per $1,000 original certificate principal amount    0.00

    (3) The total amount reimbursed in respect of such reductions in the
    Class B Invested Amount                                                         0.00

    (4) The amount set forth in paragraph 3 above, per $1,000 original
    certificate principal amount                                                    0.00

    (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount
    after giving effect to all transactions on such Distribution Date               0.00

E)  Information regarding distributions in respect of the Class C
    Certificates, per $1,000 original certificate principal amount

    (1) The total amount of the distribution in respect of Class C
    Certificates, per $1,000 original certificate principal amount                  4.54

    (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Certificates, per $1,000 original
    certificate principal amount                                                    4.54

    (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Certificates, per $1,000
    original certificate principal amount                                           0.00

F)  Amount of reductions in Class C Invested Amount pursuant to clauses
    (c), (d), and (e) of the definition of Class C Invested Amount

    (1) The amount of reductions in Class C Invested Amount pursuant to clauses
    (c), (d), and (e) of the definition of Class C Invested Amount                  0.00

    (2) The amount of reductions in the Class C Invested Amount set
    forth in paragraph 1 above, per $1,000 original certificate principal amount    0.00

    (3) The total amount reimbursed in respect of such reductions in the
    Class C Invested Amount                                                         0.00


    (4) The amount set forth in paragraph 3 above, per $1,000 original
    certificate principal amount                                                    0.00

    (5) The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount
    after giving effect to all transactions on such Distribution Date               0.00


              Green Tree Financial Corporation, as Servicer

              By: /s/ Phyllis A. Knight
                  ------------------------------------------
                  Name:  Phyllis A. Knight
                  Title: Sr. Vice President and Treasurer





RECEIVABLES  ---

Beginning of the Month Principal Receivables:                            1,885,376,703.36
Removed Principal Receivables:                                                       0.00
Additional Principal Receivables:                                                    0.00
End of the Month Principal Receivables:                                  1,912,109,175.86
End of the Month Total Receivables:                                      1,912,109,175.86

Excess Funding Account Balance                                                       0.00
Aggregate Invested Amount (all Master Trust Series)                      1,739,100,000.00

End of the Month Transferor Amount                                          29,168,571.62

DELINQUENCIES AND LOSSES ---
                                                                         RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                     1,182,028.97



   61-90 Days Delinquent                                                       502,814.12
   90+ Days Delinquent                                                         935,531.11

   Total 30+ Days Delinquent                                                 2,620,374.20


Defaulted Accounts During the Month                                            207,524.21


 INVESTED AMOUNTS ---

Class A Initial Invested Amount                         440,000,000.00
Class B Initial Invested Amount                          22,500,000.00
Class C Initial Invested Amount                          21,250,000.00
Class D Initial Invested Amount                          16,250,000.00
INITIAL INVESTED AMOUNT                                                    500,000,000.00

Class A Invested Amount                                 440,000,000.00
Class B Invested Amount                                  22,500,000.00
Class C Invested Amount                                  21,250,000.00
Class D Invested Amount                                  16,250,000.00
INVESTED AMOUNT                                                            500,000,000.00

Class A Adjusted Invested Amount                        440,000,000.00
Class B Adjusted Invested Amount                         22,500,000.00
Class C Invested Amount                                  21,250,000.00
Class D Invested Amount                                  36,822,436.91
ADJUSTED INVESTED AMOUNT                                                   520,572,436.91

MONTHLY SERVICING FEE                                                          867,620.73

INVESTOR DEFAULT AMOUNT                                                         55,901.96


SERIES 1998-2 INFORMATION

SERIES 1998-2 ALLOCATION PERCENTAGE                                                 28.75%
SERIES 1998-2 ALLOCABLE FINANCE CHARGE                                       3,713,302.92
SERIES 1998-2 UNREIMBURSED CHARGE-OFFS                                               0.00
SERIES 1998-2 ALLOCABLE DEFAULTED AMOUNT                                        59,664.25
SERIES 1998-2 MONTHLY FEES                                                     867,620.73
SERIES 1998-2 ALLOCABLE PRINCIPAL COLLECTIONS                              130,709,293.01
SERIES 1998-2 REQUIRED TRANSFEROR AMOUNT                                    20,822,897.48
FLOATING ALLOCATION PERCENTAGE                                                      27.61%

INVESTOR FINANCE CHARGE COLLECTIONS                                          3,522,331.05
INVESTOR DEFAULT AMOUNT                                                         55,901.96
PRINCIPAL ALLOCATION PERCENTAGE                                                     27.61%
AVAILABLE PRINCIPAL COLLECTIONS                                            123,551,713.00

CLASS A FLOATING ALLOCATION                                                         23.34%
CLASS A REQUIRED AMOUNT                                                              0.00

CLASS B FLOATING ALLOCATION                                                          1.19%
CLASS B REQUIRED AMOUNT                                                              0.00

CLASS C FLOATING ALLOCATION                                                          1.13%
CLASS D FLOATING ALLOCATION                                                          1.95%

TOTAL EXCESS SPREAD                                                          1,498,856.57



YIELD AND BASE RATE---

Base Rate (Current Month)                                         7.05%
Base Rate (Prior Month)                                           7.05%
Base Rate (Two Months Ago)                                        7.12%
THREE MONTH AVERAGE BASE RATE                                                        7.07%

Series Adjusted Portfolio Yield (Current Month)                   7.99%
Series Adjusted Portfolio Yield (Prior Month)                     8.60%
Series Adjusted Portfolio Yield (Two Months Ago)                  8.91%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                        8.50%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                        23.34%
   Class A Principal Collections                        104,428,797.74

CLASS B PRINCIPAL PERCENTAGE                                                         1.19%
   Class B Principal Collections                          5,340,108.98

CLASS C PRINCIPAL PERCENTAGE                                                         1.13%
   Class C Principal Collections                          5,043,436.25

CLASS D PRINCIPAL PERCENTAGE                                                         1.95%
   Class D Principal Collections                          8,739,370.04

AVAILABLE PRINCIPAL COLLECTIONS                         123,551,713.00

REALLOCATED PRINCIPAL COLLECTIONS                                                   $0.00

SERIES 1998-2 PRINCIPAL SHORTFALL                                                   $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                   $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                   $0.00
Deficit Controlled Accumulation Amount                           $0.00
CONTROLLED DEPOSIT AMOUNT                                                           $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                   $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                           $123,607,614.96
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                        $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                  $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                        $0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                        $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                             $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                              $0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                              $0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                              $0.00


            Green Tree Financial Corporation, as Servicer

            By: /s/ Phyllis A. Knight
                -----------------------------------------
                Name:  Phyllis A. Knight
                Title: Sr. Vice President and Treasurer